Exhibit 10.1

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 33

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 33 (SA-33), entered into as of December 30, 2020 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer notified Boeing that Customer will not exercise its right to purchase two (2) Option Aircraft identified in the table below (collectively, SA-33 Canceled Option Aircraft), as such rights are defined in Letter Agreement 6-1162-RR0-1062. Therefore both SA-33 Canceled Option Aircraft will be removed from the Purchase Agreement under this SA-33 and in accordance with terms of such Letter Agreement:

Letter Agreement Number	Existing Delivery Month
6-1162-RRO-1062	[*]
6-1162-RRO-1062	[*]

C. WHEREAS, Customer and Boeing desire to document previously agreed upon changes to the 777 Detail Specification with executed option proposals for such changes (Unincorporated Changes), and provide clarification regarding the price of such Unincorporated Changes.

P.A. No. 3157	1	SA-33

BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this SA-33.

2. Revise and replace in its entirety the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, with the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, attached hereto, to reflect the removal of the two (2) SA-33 Canceled Option Aircraft, as described in Recital Paragraph B above.

3. Upon execution of this SA-33 the two (2) SA-33 Canceled Option Aircraft described in Recital Paragraph B above are hereby cancelled from the Purchase Agreement decreasing the total quantity of Option Aircraft to twenty-three (23), inclusive of the fourteen (14) SA-30 Option Aircraft.

4. In accordance with the terms of Letter Agreement 6-1162-RRO-1062, [*].

5. Add Letter Agreement FED-PA-3157-LA-1902776R1, Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft, to provide clarification regarding the price of certain Unincorporated Changes, as described in Recital Paragraph C above.

6. This SA-33 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to December 30, 2020.

7. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding letter agreement listed in the right column of the below table.

Reference	Replacement Reference
FED-PA-3157-LA-1902776	FED-PA-3157-LA-1902776R1

P.A. No. 3157	2	SA-33

BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn
Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn
Title:	Vice President	Title:	Attorney-In-Fact

P.A. No. 3157	3	SA-33

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	30

1-A	Block B Firm Aircraft Information Table	31

1-B	Block B Conditional Firm Aircraft Information Table	30

1-C	Block C Aircraft Information Table	13

1-C1	Block C Aircraft Information Table (MSN 39285)	11

1-C2	Block C Aircraft Information Table	29

1-D	Block D Aircraft Information Table	31

1-E1	Block E Firm Aircraft Information Table (Block E1)	32

1-E2	Block E Conditional Firm Aircraft Information Table (Block E2)	30

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11

A4.	Aircraft Configuration (Block D Aircraft)	12

A5.	Aircraft Configuration (Block E Aircraft)	30

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and
	Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA-33

BOEING PROPRIETARY

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft	Exercised
	Attachment to Letter 6-1162-RCN-1789	in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	33

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067R1	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	30

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193R1	[*] Matters and [*]	30
	Special Matters

P.A. No. 3157	5	SA-33

BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

LETTER AGREEMENT (Con’t)		SA NUMBER

6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776	SA-30 Option Aircraft	30

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778R1	SA-30 and SA-32 [*] Matters	32

FED-PA-3157-LA-2000906	[*] as related to SA-32 and SA-14	32

FED-PA-3157-LA-1902776R1 Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft		33

P.A. No. 3157	6	SA-33

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	7	SA-33

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June 18, 2018

Supplemental Agreement No. 31	September 14, 2018

Supplemental Agreement No. 32	February 28, 2020

Supplemental Agreement No. 33	December 30, 2020

P.A. No. 3157	8	SA-33

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3157-LA-1902776R1

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See Managing Director – Aircraft Acquisitions & Sales

Subject:	Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft (Aircraft)

References:	Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 relating to Model 777F Aircraft, as amended (777 Purchase Agreement)

All terms used but not defined in this letter (Letter Agreement) shall have the same meaning as in the referenced 777 Purchase Agreement. This Letter Agreement cancels and supersedes FED-PA-3157-LA-1902776 in its entirety.

1.	Background.

1.1 The 777 Purchase Agreement sets forth the Detail Specification pursuant to which Boeing manufactures Customer’s Aircraft.

1.2 Pursuant to Article 4, Detailed Specification; Changes, of the AGTA, Boeing and Customer have agreed upon certain changes to the 777 Aircraft Specification by executing option proposals (each an Option Proposal) for such changes (each an Unincorporated Change). Option Proposals detail the pricing (Unincorporated Change Price), effective date for the Unincorporated Change, and applicable Aircraft by manufacturer serial number (MSN).

1.3	[*].

2.	Agreement.

2.1	Boeing and Customer agree that [*].

2.2	[*].

2.3	[*].

FED-PA-3712-MISC-1902776R1 Follow-On Unincorporated Changes pricing for 777F Aircraft	Page 1

BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 30, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

FED-PA-3712-MISC-1902776R1 Follow-On Unincorporated Changes pricing for 777F Aircraft	Page 2

BOEING PROPRIETARY

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.